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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D. C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    July 18, 2002

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
COMMISSION FILE NUMBER   REGISTRANT, STATE OF             I.R.S. EMPLOYER
                         INCORPORATION, ADDRESS AND       IDENTIFICATION NUMBER
                         TELEPHONE NUMBER

1-13895                  Conectiv                         51-0377417
                         (a Delaware Corporation)
                         800 King Street
                         P. O. Box 231
                         Wilmington, Delaware 19899
                         Telephone: (302) 429-3114


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ITEM 5.  OTHER EVENTS

The following items update and supplement disclosures contained in Conectiv's Annual Report on Form 10-K for the year ended December 31, 2001, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2002. Conectiv is voluntarily making the following disclosures, which would ordinarily be made in the normal course in Conectiv's second-quarter Form 10-Q, in this Current Report on Form 8-K.

EMERGING ISSUES TASK FORCE PRONOUNCEMENT

Conectiv is in the process of assessing the recent pronouncement issued by the Emerging Issues Task Force (EITF), entitled EITF 02-3 "Accounting for Contracts Involved in Energy Trading and Risk Management Activities." EITF 02-3 addresses the presentation of revenues and expenses associated with "energy trading book" contracts on a gross versus net basis. Previously, the EITF concluded that presentation on a gross basis was acceptable and Conectiv presented the revenues and expenses of its energy trading business on that basis in its public financial disclosures. With the issuance of EITF 02-3 and the subsequent guidance provided by the EITF in June 2002, presentation on a net basis is required, effective for the third quarter 2002 reporting cycle.

Conectiv has not completed its evaluation of the financial statement reclassification required by EITF 02-3. However, Conectiv believes that the implementation of EITF 02-3, because of financial statement line item changes, likely will: (i) materially decrease Conectiv's gross revenues and revenue growth; (ii) result in higher gross margins as a percentage of gross revenues; and (iii) have no impact on its overall financial position or earnings. For the year ended December 31, 2001, Conectiv's commodity trading gross revenues were approximately $1.9 billion; Conectiv expects that a substantial portion of these revenues would be eliminated in the reclassification.

FEDERAL ENERGY REGULATORY COMMISSION INQUIRIES INTO ENERGY TRADING ACTIVITIES

During May and June 2002, Conectiv Energy Supply, Inc., an indirect subsidiary of Conectiv (CESI), responded on the following dates to Federal Energy Regulatory Commission (FERC) inquiries concerning CESI's energy trading activities: (i) May 17, 2002, to a FERC data request asking whether it had engaged in any of the questionable energy trading strategies in which Enron had engaged; (ii) May 23, 2002, to a FERC data request asking whether it had engaged in any "round trip" or "wash" transactions in the Western System Coordinating Counsel; and (iii) June 5, 2002, to a FERC data request asking whether it had engaged in any "round trip" or "wash" transactions in gas into California or Texas. In all of the responses, CESI stated that it did not engage in any of such transactions.

RESULTS OF GOODWILL IMPAIRMENT TEST

As previously disclosed, Conectiv implemented Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142), effective January 1, 2002. Conectiv's goodwill balance of $313.1 million as of June 30, 2002, is associated with the Power Delivery business segment. Conectiv recently completed a test for impairment of goodwill in accordance with the implementation requirements of SFAS No. 142. The test resulted in no impairment of goodwill, as of January 1, 2002, because the fair value of the Power Delivery business segment exceeded its book value carrying amount, including goodwill.

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AGREEMENT FOR THE ACQUISITION OF CONECTIV

As previously reported, on February 9, 2001, the Boards of Directors of Conectiv and Potomac Electric Power Company (Pepco) approved an Agreement and Plan of Merger under which Pepco will acquire Conectiv, and Conectiv and Pepco will become wholly owned subsidiaries of Pepco Holdings, Inc. (the Conectiv/Pepco Merger). In July 2001, the stockholders of each of Pepco and Conectiv voted to approve the Conectiv/Pepco Merger agreement.

Consummation of the Conectiv/Pepco Merger is subject to receipt of various statutory and regulatory approvals. All required approvals, except the approval of the Securities and Exchange Commission (SEC) under the Public Utility Holding Company Act of 1935, have been obtained, including approvals by the FERC, the Maryland Public Service Commission, the Delaware Public Service Commission
(DPSC), the Public Service Commission of the District of Columbia, the Virginia State Corporation Commission, the New Jersey Board of Public Utilities and the Pennsylvania Public Service Commission. Merger clearance also has been obtained from the Federal Trade Commission and the U.S. Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act (Hart-Scott). In the event, however, that the Conectiv/Pepco Merger does not close by August 6, 2002, the parties to the Conectiv/Pepco Merger will have to refile for clearance under Hart-Scott. The DPSC order approving the Conectiv/Pepco Merger and the related settlement agreement has been appealed by a party to that proceeding, AES NewEnergy, Inc. The appellant does not oppose the Conectiv/Pepco Merger itself but instead objects to certain other terms of the settlement agreement. Conectiv does not expect the Delaware appeal to have any impact on the closing of the Conectiv/Pepco Merger.

CONECTIV MEDIUM-TERM NOTE ISSUANCE

On June 4, 2002, Conectiv sold $250 million in principal amount of 5.30% Notes due 2005 (the Notes). The net proceeds of this issuance will be used for general corporate purposes and the repayment of short-term debt. The Notes were not offered pursuant to a registration statement filed under the Securities Act of 1933, but Conectiv has agreed to use its reasonable best efforts to (i) file an exchange offer registration statement no later than 120 days after the closing of the Note offering, (ii) cause the registration statement to be declared effective no later than 180 days after such closing (the effectiveness deadline), and (iii) cause an exchange offer for the Notes to be completed no later than 30 business days after the effectiveness deadline. If Conectiv has not caused these actions to be taken within the specified time periods, additional interest of 0.25% per annum will accrue until the required actions have been completed.

CONECTIV BETHLEHEM, INC. PROJECT FINANCING

On June 25, 2002, Conectiv Bethlehem, Inc. (CBI), a subsidiary of Conectiv Energy Holding Company (CEH) and an indirect subsidiary of Conectiv, entered into a Credit Agreement (CBI Credit Agreement) with various banks and financial institutions. CBI is constructing new mid-merit power plants in Bethlehem, Pennsylvania. Under the CBI Credit Agreement, CBI may borrow up to $365 million as a construction loan and convert the construction loan to a term loan after completing construction of the two 545 MW combined cycle power plants (CBI Project). Borrowings under the CBI Credit Agreement are secured by a lien on CBI and all tangible, intangible, and real property of CBI.

CBI expects to convert the construction loan to a term loan, on one of the following dates: February 27, 2004, April 30, 2004, June 30, 2004, August 31, 2004 or September 30, 2004 (Term

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Loan Conversion Date), as provided for in the CBI Credit Agreement. CBI is required to repay any portion of the construction loan not converted to a term loan at the Term Loan Conversion Date or no later than September 30, 2004. Four semi-annual principal payments begin six months after the Term Loan Conversion Date. Depending on the Term Loan Conversion Date, the amount of the term loan principal, which is repaid by the total of the four semi-annual payments, is approximately 12.89% to 14.7%. The remaining principal of the term loan (and any unpaid accrued interest or fees) is due upon the loan's maturity, which is the later of June 25, 2006, or the second anniversary of the Term Loan Conversion Date.

For borrowings under the CBI Credit Agreement, CBI has the option of choosing an interest rate based on the London inter-bank offering rate (LIBOR) plus (i) 1.625%, or (ii) 1.75%, for construction and term loans, respectively. The CBI Credit Agreement requires CBI to hedge the interest rate on at least 50% of principal borrowings and on at least 75% of principal borrowings if LIBOR exceeds 4.0% for three or six month borrowing periods. On July 11, 2002, CBI entered into an interest rate swap agreement on 75% of the anticipated forward monthly loan balances outstanding. The notional amount of the swap will increase with the expected draw schedule of the construction loan (an average of $221 million). The swap agreement provides for CBI to receive interest based on a variable rate and to pay interest based on a fixed rate of 4.15%. The swap agreement is expected to effectively convert the variable interest rate on 75% of the expected average loan balance to the fixed rate of 4.15%.

In connection with the CBI Credit Agreement, Conectiv provides a guarantee associated with CESI's agreement to purchase energy and capacity from CBI (CESI Power Agreement) and other guarantees related to obligations of Conectiv subsidiaries under agreements related to constructing and operating the CBI Project. Generally, Conectiv's guarantee obligations will not exceed the amount of the debt outstanding under the CBI Credit Agreement and do not guarantee CBI's obligation to repay the debt. If Conectiv's credit ratings fall below the "Minimum Ratings Requirement" specified by the CBI Credit Agreement, then, in an amount equal to Conectiv's outstanding guarantees, Conectiv is required to either: (i) deposit cash, (ii) obtain a letter of credit, or (iii) have another qualified party provide such guarantees. The "Minimum Ratings Requirement" of the CBI Credit Agreement is not met if Conectiv's unsecured senior long-term debt (i) is rated lower than Baa3 by Moody's Investor Service (Moody's) or BBB-by Standard & Poors (S&P) or (ii) Conectiv's unsecured senior long-term debt is rated Baa3 by Moody's or BBB- by S&P and Conectiv receives a "negative outlook" or is placed on "credit watch negative" by Moody's or S&P.

Upon substantial completion of construction of the CBI Project, the CBI Credit Agreement requires that revenues from the CBI Project be deposited with a bank that administers the disbursement of cash (Administrative Agent) based on the terms of a "depository agreement." The depository agreement requires that cash be applied to (i) pay operating costs and principal and interest on the loans and (ii) establish reserves for debt service and major scheduled maintenance of the CBI Project, before cash is released to CBI for other uses, such as the payment of dividends by CBI to Conectiv or Conectiv subsidiaries.

The CBI Credit Agreement contains a number of events of default that could be triggered by defaults on Conectiv or CBI debt, bankruptcy, CBI's loss of collateral, defaults by CBI under CBI Project agreements such as the CESI Power Agreement, and material adverse changes in CBI's regulatory status.

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CBI is in the process of changing its legal entity structure from a corporation to a limited liability company (LLC). If CBI is not converted to a LLC by December 31, 2002, the construction loan becomes due. CBI's borrowings under the construction loan are limited to $190 million until the LLC conversion occurs.

TEMPORARY "FREEZE" PERIOD FOR CONECTIVDIRECT(R) TRANSACTIONS

Transactions in ConectivDirect(R), Conectiv's dividend reinvestment and stock purchase plan, will be suspended for the period of time necessary to allow orderly processing of election forms in connection with the Conectiv/Pepco Merger. This "freeze" period is expected to begin on July 22, 2002, and it is expected that these transactions will remain suspended after the Conectiv/Pepco Merger closing until all final allocations of the merger consideration (comprised of cash and Pepco Holdings, Inc. common stock) have been completed. Plan participants will not be able to access their dividend reinvestment accounts or make any transactions during that period.

SALE OF INVESTMENT IN LEVERAGED LEASES

As a result of Conectiv's decision to sell its investment in leveraged leases, Conectiv was required to test its investment for impairment and the test showed that Conectiv's investment in leveraged leases was impaired as of June 30, 2002. Accordingly, a $17.6 million before-tax ($10.1 million after-tax or $0.12 per share of Conectiv common stock) impairment charge was recorded in the second quarter of 2002, which reduced the carrying amount of Conectiv's investment in leveraged leases from $44.6 million to $27.0 million. On July 3, 2002, Conectiv sold its leveraged lease portfolio of three aircraft and two containerships for cash of $24.4 million and a note, which had an estimated fair value of $5.1 million at the time of the sale.

FORECASTED ENERGY GENERATION OUTPUT HEDGE OBJECTIVE

Conectiv manages to the objective of hedging the variability in future cash flows for forecasted energy output from its generation assets at 75% or greater of such forecasted output over a period of 36 months. As of June 2002, Conectiv's average forecasted hedge position for the forward 36 months exceeded that objective.


FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 (the "Litigation Reform Act") provides a "safe harbor" for forward-looking statements to encourage such disclosures without the threat of litigation, provided those statements are identified as forward-looking and are accompanied by meaningful, cautionary statements identifying important factors that could cause the actual results to differ materially from those projected in the statements. Forward-looking statements have been made in this Report. Such statements are based on beliefs of Conectiv's management ("Management") as well as assumptions made by and information currently available to Management. When used herein, the words "will," "anticipate," "estimate," "expect," "objective," and similar expressions are intended to identify forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, among other, the following: prevailing federal and state governmental policies and regulatory actions affecting the energy industry, including without limitation with respect to allowed rates of return, industry and rate structures, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, deregulation of energy supply, unbundling of delivery services, and present or prospective wholesale and retail competition (including without limitation retail wheeling and transmission costs); an increasingly competitive and volatile energy marketplace, including without limitation volatility in market demand and prices for energy, capacity and fuel and competition for new energy development opportunities and other opportunities; potential negative impacts resulting from an economic downturn; ability to secure electric and natural gas supply to fulfill sales

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commitments at favorable prices; operating performance of power plants; sales retention and growth; population growth rates and demographic patterns; growth in demand, sales and capacity to fulfill demand; the effects of weather; changes in construction or project costs; unanticipated changes in operating expenses and capital expenditures; operating restrictions; increased costs and construction delays attributable to environmental and safety laws, regulations and policies; legal and administrative proceedings (whether civil or criminal) and settlements that influence the company's business and profitability; changes in tax rates or policies or in rates of inflation; restrictions on the ability to obtain financing and other restrictions imposed by the Public Utility Holding Company Act of 1935; capital market conditions; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism.

Any forward-looking statements speak only as of the date of this Report and Conectiv undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for Conectiv to predict all such factors, nor can it assess the impact of any such factor on Conectiv's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. The foregoing list of factors pursuant to the Litigation Reform Act should not be construed as exhaustive or as admission regarding the adequacy of disclosures made prior to the effective date of the Litigation Reform Act.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Conectiv



                            By: /s/ John C. Van Roden
                                John C. van Roden
                                Senior Vice President &
                                Chief Financial Officer


Date:  July 18, 2002

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